                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

|X|     Filed by the Registrant

[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only

|X|     Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:
                                                                           -----

     (2)    Aggregate number of securities to which transaction applies:
                                                                        --------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                          ------

     (4)    Proposed maximum aggregate value of transaction:
                                                            --------------------

     (5)    Total fee paid:
                           -----------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:
                                   ---------------------------------------------

     (2)    Form, schedule or registration statement no.:
                                                         -----------------------

     (3)    Filing party:
                         -------------------------------------------------------

     (4)    Date filed:
                       ---------------------------------------------------------

[cfs logo]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                                                                  March 28, 2002

Dear Stockholder:

     You are cordially invited to attend the fourth Annual Meeting of Stockholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 30, 2002 at 10:00 a.m. Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2002

                               ------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of CFS Bancorp, Inc. ("Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 30, 2002 at 10:00 a.m. Central Time for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect three directors for three-year terms expiring in 2005, and until their successors are elected and qualified;

          (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 8, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

Munster, Indiana
March 28, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 30, 2002

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. ("Company"), the parent holding company of Citizens Financial Services, FSB ("Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from the mutual to stock form and the related public offering of the Common Stock in July 1998 ("Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 30, 2002 at 10:00 a.m. Central Time and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 28, 2002.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein; "FOR" ratification of the appointment of Ernst & Young LLP for fiscal 2002; and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (Monica
F. Sullivan, Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321) written notice thereof; (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 8, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 13,465,646 shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy and entitled to vote is required to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. However, because of the vote required to ratify the appointment of the independent auditors, abstentions will have the effect of a vote against such proposals. Under rules of the New York Stock Exchange, each of the proposals being considered at the Annual Meeting is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. There are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for three-year terms expiring in 2005, and until their successors are elected and qualified.

     No nominee is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serves as director of the Company and the Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following table presents information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2005

                                                      PRINCIPAL OCCUPATION DURING           DIRECTOR
NAME                                   AGE(1)             THE PAST FIVE YEARS                SINCE
----                                   ------         ---------------------------        --------------
Sally A. Abbott......................    68     Director of the Bank since 1986;              1998
                                                currently retired; Ms. Abbott retired
                                                from the Bank as a Vice President in
                                                1994.
Gregory W. Blaine....................    53     Director of the Bank since 1998;              1998
                                                consultant to and former Chairman and
                                                Chief Executive Officer of TN
                                                Technologies; Mr. Blaine has served in
                                                various capacities with True North
                                                Communications, Inc., the parent of TN
                                                Technologies, since 1979, including
                                                director of Global Operating Systems
                                                and as a member of the Board from 1990
                                                to 1997.
Thomas J. Burns......................    69     Director of the Bank since 1994; Mr.          1998
                                                Burns has operated the Burns-Kish
                                                Funeral Homes, Hammond, Indiana since
                                                1954.

DIRECTORS WHOSE TERMS ARE CONTINUING

                     DIRECTORS WITH A TERM EXPIRING IN 2003

                                                         PRINCIPAL OCCUPATION DURING            DIRECTOR
                NAME                   AGE(1)                THE PAST FIVE YEARS                 SINCE
                ----                   ------            ---------------------------            --------
Gene Diamond.........................    49     Director of the Bank since 1994; President and    1998
                                                Chief Executive Officer of St. Margaret Mercy
                                                Healthcare Centers located in Hammond and
                                                Dyer, Indiana since April 1993.
James W. Prisby......................    51     Vice Chairman, President and Chief Operating      1998
                                                Officer of the Company since 1998 and of the
                                                Bank since February 1996; previously,
                                                Executive Vice President of the Bank from 1993
                                                to 1996 and Corporate Secretary of the Bank
                                                from 1977 to 1996. Mr. Prisby joined the Bank
                                                in 1974 as internal auditor. Mr. James Prisby
                                                is the brother of Mr. Thomas Prisby.

DIRECTORS WITH A TERM EXPIRING IN 2004

Thomas F. Prisby.....................    60     Chairman of the Board and Chief Executive         1998
                                                Officer of the Company since 1998 and of the
                                                Bank since February 1996; previously, Mr.
                                                Prisby served as the President and Chief
                                                Operating Officer of the Bank from 1989 to
                                                1996. Mr. Prisby joined the Bank in 1982 as
                                                Executive Vice President. Mr. Thomas Prisby is
                                                the brother of Mr. James Prisby.
Frank D. Lester......................    61     Director of the Bank since 2000. President of     2001
                                                Union Tank Car, Chicago, Illinois since 1999;
                                                previously President of Procor, Inc., Toronto,
                                                Canada from 1994 to 1999.

---------------

(1) As of March 8, 2002.

     Set forth below is information with respect to the principal occupations during the last five years for the three most highly compensated executive officers of the Company and the Bank who do not serve as directors of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     John T. Stephens. Age 57. Mr. Stephens currently serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Stephens has also served as Executive Vice President, Chief Financial Officer and Treasurer of the Bank since 1993, as well as director of the Bank since 1986. Mr. Stephens joined the Bank in 1983 as Senior Vice President, Chief Financial Officer and Treasurer.

     Jeffrey C. Stur. Age 53. Mr. Stur has served as Senior Vice President of the Bank for Lending since 1995. Prior to February 1995, Mr. Stur had served as Vice President of the Bank for Lending since 1980. Mr. Stur has been employed by the Bank since 1972 and had previously served as a loan officer, a staff appraiser and the Manager of the Appraisal Department.

     Janice S. Dobrinich. Age 46. Ms. Dobrinich currently is Senior Vice President of the Bank and the Company. She has served as Senior Vice
President -- Human Resources of the Bank since 1999. Previously, Ms. Dobrinich served as Vice President -- Human Resources beginning in 1992. Ms. Dobrinich has been employed by the Bank since 1977 and has served the Bank as Teller, Administrative Secretary, Personnel Assistant, Business Services Coordinator, Personnel Director, Office Manager and Human Resources Manager.

STOCKHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on November 23, 2001. No such nominations by stockholders were received.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the officers, directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock, except for the CFS Bancorp, Inc. Employee Stock Ownership Plan, which owns 10.32% of the Common Stock of the Company.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal year 2001, the Company's officers and directors complied with the reporting requirements promulgated under Section 16(a) of the 1934 Act with the exception of Sally A. Abbott, who on July 19, 2001 belatedly filed a Form 4 originally due on May 10, 2001 regarding the sale of 3,200 shares of common stock on April 8, 2001.

MEETINGS OF THE BOARD OF THE COMPANY

     During the fiscal year ended December 31, 2001, the Board of Directors of the Company met twelve times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

COMMITTEES

     The Board of Directors of the Company has established a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee ("Compensation Committee"), among others.

     Nominations for director of the Company were made by the Nominating Committee comprised solely of independent members of the Board of Directors of the Company. Members of the Nominating Committee were Mr. Lester and Mr. Diamond. The Nominating Committee met one time in fiscal 2001.

     The Audit Committee is a joint Board committee composed solely of independent members of the Board of Directors of the Company and the Bank. In addition, all committee members are required to be financially literate, and at least one member will have accounting or related financial management experience. The Audit Committee reviews with management and the independent auditors the systems of internal control, monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles and reviews the records and affairs of the Company and its financial condition. On January 24, 2000, the Company adopted an Audit Committee Charter. On May 15, 2000, the Company amended the Audit Committee Charter, a copy of which was attached as Appendix A to the 2001 Proxy Statement. The current members of the Audit Committee are Mr. Blaine, who is Chairman, Mr. Burns and Mr. Lester. The Audit Committee met four times in fiscal 2001.

     The Compensation Committee is comprised of at least three directors each of whom is independent of management and the Company. Members of the Compensation Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Compensation Committee members are required to be financially literate, and at least one member will have large company experience in the areas of human resources and compensation management. During fiscal 2001, the members of the Compensation Committee were Mr. Diamond, who is Chairman, Mr. Blaine and Mr. Burns. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The Compensation Committee met three times in 2001.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Audit Committee is composed of directors all of whom are independent as defined by The Nasdaq Stock Market, Inc. listing requirements. The Audit Committee is governed by the previously described Audit Committee Charter which specifies, among other things, the scope of the Audit Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the auditors their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                                          Respectfully submitted,

                                          Gregory W. Blaine (Chairman)
                                          Thomas J. Burns
                                          Frank D. Lester

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resources policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also established policies regarding compensation of the Company's executive officers and, pursuant to such policies, makes recommendations to the full Board of Directors for compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate management to achieve performance goals that reward them for outstanding performance while serving the financial interests of the Company and its stockholders. In determining executive compensation levels, the Compensation Committee seeks to establish salary and bonus levels which will attract and retain qualified executives when considered with other components of the Company's compensation structure. The Committee also considers specific annual performance criteria and looks to create compensation plans that reward executive officers for continuous improvement in those areas which contribute to increases in stockholder value. The level of any salary increase is based upon an executive's job performance over the year in conjunction with the Company's goals of profitability, growth, and customer satisfaction. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

     To do so, the Company must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for the Company's executives is primarily banks and thrifts of a similar asset size located throughout the midwestern United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer ("CEO"), with conservatively competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company, including the CEO, targets total compensation to be competitive (at the 50th percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is comprised of base salary, short and long-term incentives, as well as deferred compensation.

     In considering the compensation levels for officers of the Company and the Bank, the Compensation Committee reviewed total compensation levels of executives in comparable positions at selected similar institutions and recommended to the Board of Directors base and total compensation amounts for each executive based on such review, among other factors, using a regression formula based on the Company's asset size. To assist the Compensation Committee, an independent compensation consultant was retained to prepare a compensation analysis and compile compensation data from various sources, including the latest ECS Financial Institutions Benchmark Compensation Survey, the most recent BAI Bank Cash Compensation Survey, and the most recent publicly disclosed compensation data from proxy statements for selected peer group organizations.

     Mr. Thomas Prisby's compensation base is deemed appropriate and equitable based on:

     - the Bank's progress towards its long-term strategic plan of transforming its business model from a traditional thrift to a full-service community bank and financial center;

     - the Bank's maintenance of capital at adequate levels in excess of regulatory requirements and its continuing application of sound lending policies; and

     - the Bank's successful implementation of its tax expense reduction efforts.

     While each of the factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight.

     The Compensation Committee also is responsible for administering awards granted pursuant to the Company's 1998 Stock Option Plan ("Option Plan"). Under the Option Plan, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. During fiscal 2001, 45 individuals were granted aggregate options on 307,500 shares, 10,710 options were exercised, and 34,110 options were cancelled, leaving a total of 155,135 shares remaining available for issuance under the Option Plan as of year end. Awards to the Company's executive officers are reviewed by the Company's compensation consultants and other professionals, including the Company's accountants and attorneys, as to propriety and reasonableness as compared to historical levels of grants within the financial services industry.

     Base pay levels for Messrs. Thomas Prisby, James Prisby, Stephens, Stur and Ms. Dobrinich were adjusted by 3.0%, 6.5%, 3.0%, 6.2% and 15.2%, respectively, effective May 1, 2001. Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich were granted options on 35,000, 30,000, 20,000, 10,000 and 10,000 shares, respectively, in fiscal 2001.

     In September 2000, the Bank purchased split dollar whole life insurance policies for the benefit of Messrs. Thomas Prisby and James Prisby. The policies were issued in their name, but the Bank has agreed to pay all premiums as required until they terminate their employment or retire from the Bank. However, as a part of such agreement, the executives have assigned to the Bank their interest in the policies to the extent of the cash surrender value and death benefit thereof equal to the premiums paid. Upon their death, any proceeds remaining, after reimbursing the Bank for the total amount of premiums paid, will be paid to their beneficiaries under the policies. This plan was continued in 2001.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the 1998 Recognition and Retention Plan ("Recognition Plan"). During fiscal 2001, there were no awards made under the Recognition Plan.

                                          Respectfully submitted,

                                          Gene Diamond (Chairman)
                                          Gregory W. Blaine
                                          Thomas J. Burns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation Committee of the Board of Directors, who are all independent directors. Messrs. Blaine, Burns and Diamond are the current members of the Compensation Committee and also serve as directors of the Bank.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999 to the Chairman and Chief Executive Officer and the four highest paid executive officers of the Bank and its subsidiaries, whose total annual compensation during fiscal 2001 exceeded $100,000. The named executive officers do not receive separate compensation from the Company.

----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL COMPENSATION
                                       -------------------------------------------

                                                                       OTHER
                                                                       ANNUAL
          NAME AND                                                  COMPENSATION
     PRINCIPAL POSITION         YEAR      SALARY        BONUS          (1)(2)
---------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby              2001     $328,920      $35,985        $ 49,559
  Chairman and Chief            2000     $322,809      $63,737        $ 44,048
  Executive Officer             1999     $348,964      $57,840        $204,907
----------------------------------------------------------------------------------
  James W. Prisby               2001     $290,016      $32,405        $ 33,135
  President and Chief           2000     $277,524      $56,133        $ 27,331
  Operating Officer             1999     $308,732      $50,804        $180,660
----------------------------------------------------------------------------------
  John T. Stephens              2001     $214,992      $21,820        $ 14,291
  Executive Vice President      2000     $209,333      $37,965        $ 12,743
  and Chief Financial Officer   1999     $224,222      $33,716        $ 78,966
----------------------------------------------------------------------------------
  Jeffrey C. Stur               2001     $108,028      $ 9,768              --
  Senior Vice President --      2000     $100,096      $15,946              --
  Commercial Lending            1999     $ 98,787      $12,932              --
----------------------------------------------------------------------------------
  Janice S. Dobrinich           2001     $ 99,760      $ 9,038              --
  Senior Vice President --      2000     $ 87,692      $14,089              --
  Human Resources               1999     $ 84,279      $11,176              --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

-----------------------------  ----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                        LONG TERM COMPENSATION
                               -----------------------------------------
                                          AWARDS               PAYOUTS
                               ----------------------------- -----------
                                                SECURITIES                  ALL OTHER
          NAME AND               RESTRICTED     UNDERLYING      LTIP       COMPENSATION
     PRINCIPAL POSITION           STOCK(3)       OPTIONS       PAYOUTS      (4)(5)(6)
-----------------------------  -----------------------------------------------------------------------------------------------------
----------------------------
  Thomas F. Prisby                  --            35,000          --         $79,540
  Chairman and Chief                --            35,000          --         $50,272
  Executive Officer              $1,400,000      210,000          --         $58,550
----------------------------------------------------------------------------------   -----------------------------------------------
-----------
  James W. Prisby                   --            30,000          --         $75,394
  President and Chief               --            30,000          --         $45,134
  Operating Officer              $1,100,000      165,000          --         $49,106
----------------------------------------------------------------------------------   -----------------------------------------------
-----------
  John T. Stephens                  --            20,000          --         $57,771
  Executive Vice President          --            10,000          --         $36,127
  and Chief Financial Officer    $  800,000      120,000          --         $40,152
----------------------------------------------------------------------------------   -----------------------------------------------
-----------
  Jeffrey C. Stur                   --            10,000          --         $35,592
  Senior Vice President --          --             5,000          --         $19,307
  Commercial Lending             $  175,000       25,000          --         $22,608
----------------------------------------------------------------------------------   -----------------------------------------------
-----------
  Janice S. Dobrinich               --            10,000          --         $32,298
  Senior Vice President --          --                --          --         $16,831
  Human Resources                $  250,000       30,000          --         $12,023
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------   -----------------------------------------------
-----------
                               ----------------------------------------------------------

---------------
(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(2) Reflects the payment of deferred supplemental retirement benefits ("SERP") in the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans but for the limitation set forth in the Internal Revenue Code of 1986, as amended ("Code"), with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans. Includable compensation does not include SERP payments or Recognition Plan benefits.

(3) Represents the grant of 140,000, 110,000, 80,000, 17,500 and 25,000 shares of restricted Common Stock to Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the Recognition Plan which were deemed to have had the indicated value at the date of grant, and which, with respect to the portion of the grants which remains unvested, had fair market values at December 31, 2001 of $1,230,600, $947,100, $688,800,
    $150,675 and $215,250, respectively. The awards vest 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held by the Recognition Plan and paid to the recipient when the restricted stock vests.

(4) For fiscal 2001, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $4,542, $4,516, $4,509, $3,752 and $3,170 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively; contributions to the Bank's defined benefit plan of $9,860, $9,860, $9,860, $7,201, and $6,617, for the benefit of Messrs.
    Thomas Prisby, James Prisby, Stephens,

                                         (Footnotes continued on following page)

    Stur and Ms. Dobrinich, respectively, $33,711, $33,711, $33,649, $24,639 and
    $22,511 allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the Company's Employee Stock Ownership Plan ("ESOP"); and $28,011, $21,082 and $9,753 allocated to Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to an excess benefit plan for amounts not allocated under the ESOP due to limits under the Code ("ESOP SERP"). Also includes for fiscal 2001, the present value of the premiums paid, as well as the term insurance paid, for split-dollar life insurance purchased by the Bank on behalf of Messrs. Thomas Prisby and James Prisby in the amounts of $3,406 and $6,224, respectively.

(5) For fiscal 2000, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $5,100, $5,100, $5,100, $3,409 and $2,975 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively; $23,605, $23,605, $23,546, $15,898 and $13,856 allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the ESOP; and $21,380, $16,232, and $7,481 allocated to Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to the ESOP SERP. Also includes for fiscal 2000, the economic benefit of split-dollar life insurance purchased in November 2000 by the Bank on behalf of Messrs. Thomas Prisby and James Prisby.

(6) For fiscal 1999, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $4,800, $5,099, $4,800, $3,124 and $2,575 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively; contributions of $17,356, 17,356, $17,305, $11,104 and $9,448 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the ESOP; and contributions of $36,395, $26,652 and $18,048 allocated to Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to the ESOP SERP.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended December 31, 2001.

                                               OPTION GRANTS IN LAST FISCAL YEAR
                                                       INDIVIDUAL GRANTS                        GRANT DATE
                                                     % OF TOTAL                                   VALUE
                                       OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION      GRANT DATE
                  NAME                GRANTED(1)    TO EMPLOYEES     PRICE(2)      DATE      PRESENT VALUE(3)
-------------------------------------------------------------------------------------------------------------------
     Thomas F. Prisby                   35,000         12.2%          $11.25     4/27/11         $117,250
-------------------------------------------------------------------------------------------------------------------
     James W. Prisby                    30,000         10.4%          $11.25     4/27/11         $100,500
-------------------------------------------------------------------------------------------------------------------
     John T. Stephens                   20,000          7.0%          $11.25     4/27/11         $ 67,000
-------------------------------------------------------------------------------------------------------------------
     Jeffrey C. Stur                    10,000          3.5%          $11.25     4/27/11         $ 33,500
-------------------------------------------------------------------------------------------------------------------
     Janice S. Dobrinich                10,000          3.5%          $11.25     4/27/11         $ 33,500

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 5.03%, the expected volatility to be 30.2% and an expected dividend yield of 3.2%.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2001 and options held at December 31, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF UNEXERCISED OPTIONS
                                                                        AT YEAR END
                         SHARES ACQUIRED        VALUE      -------------------------------------
        NAME               ON EXERCISE         REALIZED       EXERCISABLE       UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby        --                     --           91,000               189,000
------------------------------------------------------------------------------------------------
  James W. Prisby         --                     --           72,000               153,000
------------------------------------------------------------------------------------------------
  John T. Stephens        --                     --           50,000               100,000
------------------------------------------------------------------------------------------------
  Jeffrey C. Stur         --                     --           11,000                29,000
------------------------------------------------------------------------------------------------
  Janice S. Dobrinich     --                     --           12,000                28,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

---------------------  -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                           VALUE OF UNEXERCISED OPTIONS
                                  AT YEAR END(1)
                          ------------------------------
        NAME              EXERCISABLE       UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby         $406,350           $820,400
------------------------------------------------------------------------------------------------   ---------------------------------
----
  James W. Prisby          $322,200           $664,050
------------------------------------------------------------------------------------------------   ---------------------------------
----
  John T. Stephens         $220,500           $422,000
------------------------------------------------------------------------------------------------   ---------------------------------
----
  Jeffrey C. Stur          $ 49,410           $119,710
------------------------------------------------------------------------------------------------   ---------------------------------
----
  Janice S. Dobrinich      $ 52,200           $109,300
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------   ---------------------------------
----
                       -------------------------------------

---------------
(1) Based on a per share market price of $14.35 at December 31, 2001.

EMPLOYMENT AGREEMENTS

     In connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank, the Company and the Bank ("Employers") entered into employment agreements with each of Messrs. Thomas Prisby, James Prisby and Stephens ("Executives"), which agreements superseded existing employment agreements with such persons. The Employers agreed to employ each of the Executives for a term of three years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses are paid by the Employers in the same proportion as the time and services actually expended by the Executives on behalf of each respective Employer. The employment agreements are reviewed annually by the Boards of Directors of the Employers. The term of each of the Executives' employment agreements is extended daily for a successive additional one-day period unless the Employers provide notice not less than 60 days prior to such date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount equal to three times his average annual compensation, as defined, plus an amount to reimburse the Executive for certain tax obligations per Section 280G of the Code.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

DIRECTORS' COMPENSATION

     Members of the Company's Board of Directors receive $500 per Board meeting. Members of the Bank's Board of Directors receive $1,500 per Board meeting attended, $350 per Compensation Committee meeting, $200 per Executive Committee meeting, and $300 per Audit Committee meeting. Messrs. Thomas Prisby, James Prisby and Stephens are not compensated for attending Bank or Company Board Meetings, or for attending Bank or Company Committee meetings. Board fees are subject to periodic adjustment by the Board of Directors.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan ("Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                           YEARS OF SERVICE(1)(2)
                                              ------------------------------------------------
REMUNERATION                                    15        20        25        30         35
------------                                  -------   -------   -------   -------   --------
$ 80,000....................................  $18,000   $24,000   $30,000   $36,000   $ 42,000
 100,000....................................   22,500    30,000    37,500    45,000     52,500
 120,000....................................   27,000    36,000    45,000    54,000     63,000
 140,000....................................   31,500    42,000    52,500    63,000     73,500
 160,000....................................   36,000    48,000    60,000    72,000     84,000
 180,000....................................   40,500    54,000    67,500    81,000     94,500
 200,000....................................   45,000    60,000    75,000    90,000    105,000
 220,000....................................   49,500    66,000    82,500    99,000    115,500

---------------

(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits. There are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on July 1, 2001, the average final compensation used to compute benefits under the Retirement Plan did not exceed $170,000 in accordance with the Code (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on July 1, 2001, the maximum annual benefit payable under the Retirement Plan was $127,273 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 2001, the end of the 2000 plan year, for each of the executive officers named in the Summary Compensation Table.

                                                               YEARS OF       AVERAGE ANNUAL
                                                           CREDITED SERVICE    EARNINGS(1)
                                                           ----------------   --------------
Thomas F. Prisby.........................................         18             $159,996
James W. Prisby..........................................         26             $159,996
John T. Stephens.........................................         17             $159,996
Jeffrey C. Stur..........................................         28             $112,296
Janice S. Dobrinich......................................         24             $ 92,248

---------------

(1) Reflects effect of limitation of the amount of compensation that may be used in calculating benefits under the provisions of the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution, (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and (iii) does not involve more than the normal risk of repayment or present other unfavorable features.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, the S&P 500, the Nasdaq Bank Index and the SNL $1B -- $5B Thrift Index from the close of trading on July 24, 1998, the date the Common Stock commenced trading, to the close of trading on December 31, 2001.

                               CFS BANCORP, INC.
                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------
                    Index                       07/24/98    12/31/98    12/31/99    12/31/00    12/31/01
----------------------------------------------------------------------------------------------------------
 CFS Bancorp Inc.                                100.00       88.77       84.80      101.21      139.96
----------------------------------------------------------------------------------------------------------
 S&P 500                                         100.00      108.47      131.29      119.34      105.16
----------------------------------------------------------------------------------------------------------
 Nasdaq Bank Index*                              100.00       87.50       82.39       97.01      109.18
----------------------------------------------------------------------------------------------------------
 SNL $1B-$5B Thrift Index                        100.00       85.25       76.34       92.28      131.56
----------------------------------------------------------------------------------------------------------

     *Previously, the Company has relied on the S&P 500 and SNL $1B-$5B Thrift Index for comparison. However, in view of the ongoing implementation of the Company's strategic decision to become more like a community bank, the Company believes that the Nasdaq Bank Index is a more appropriate index than SNL $1B-$5B Thrift Index.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                       OWNERSHIP AS OF      PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                 MARCH 8, 2002 (1)    COMMON STOCK
-----------------------------                                 -----------------    ------------
CFS Bancorp, Inc. ..........................................      1,390,087(2)        10.32%
Employee Stock Ownership Plan
707 Ridge Road
Munster, Indiana 46321

Directors and Director Nominees:

Sally A. Abbott.............................................         46,918(3)(4)         *
Gregory W. Blaine...........................................         31,550(5)            *
Thomas J. Burns.............................................         26,217(6)            *
Gene Diamond................................................         70,211(7)            *
Frank D. Lester.............................................          3,156(8)            *
James W. Prisby.............................................        380,356(3)(9)      2.80%
Thomas F. Prisby............................................        383,449(3)(10)     2.82%

Other Executive Officers:

John T. Stephens............................................        235,912(3)(11)     1.74%
Jeffrey C. Stur.............................................         58,513(12)           *
Janice S. Dobrinich.........................................         60,511(13)           *
All directors, director nominees, and executive officers of
  the Company as a group (10 persons).......................      1,296,793(14)        9.35%

---------------
  *  Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) The ESOP was established by an agreement between the Company and Messrs. James Prisby and Stephens and Ms. Dobrinich who act as trustees of the plan ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. As of the Voting Record Date, 443,095 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of

                                         (Footnotes continued on following page)

     Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

 (3) Includes with respect to Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens 9,078, 37,424, 45,883 and 24,324 shares, respectively, held by a trust established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Messrs. Stephens, James Prisby and Thomas Prisby each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (4) Includes 8,000 shares subject to stock options exercisable within 60 days of March 8, 2002, and 9,600 shares held in the Recognition Plan allocated to Ms. Abbott, and 20,240 shares held in an individual retirement plan for Ms. Abbott.

 (5) Includes 8,000 shares subject to stock options exercisable within 60 days of March 8, 2002, 8,100 shares held in the Recognition Plan allocated to Mr. Blaine, and 50 shares held by Mr. Blaine's children living at his home.

 (6) Includes 8,000 shares subject to stock options exercisable within 60 days of March 8, 2002, and 9,600 shares held in the Recognition Plan allocated to Mr. Burns, and 2,217 shares held in an individual retirement plan for Mr. Burns.

 (7) Includes 8,000 shares subject to stock options exercisable within 60 days of March 8, 2002 and 9,600 shares held in the Recognition Plan allocated to Mr. Diamond and 1,211 shares held in an individual retirement plan for Mr. Diamond.

 (8) Includes 2,400 shares subject to stock options exercisable within 60 days of March 8, 2002 allocated to Mr. Lester.

 (9) Includes 111,000 shares subject to stock options exercisable within 60 days of March 8, 2002, 66,000 shares held in the Recognition Plan allocated to Mr. James Prisby, 8,449 shares allocated to him pursuant to the ESOP, 30,437 shares held in the Bank's 401(k) profit sharing plan, 66,773 shares held in the James W. Prisby Trust for which Mr. James Prisby is the trustee and sole beneficiary, 23,000 shares held by Mr. James Prisby's son and 37,273 shares held in a trust for Mr. James Prisby's spouse.

(10) Includes 140,000 shares subject to stock options exercisable within 60 days of March 8, 2002, 84,000 shares held in the Recognition Plan allocated to Mr. Thomas Prisby, 8,449 shares allocated to him pursuant to the ESOP, 17,388 shares held in the Bank's 401(k) profit sharing plan, 25,150 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 7,310 shares in an individual retirement account and 27,269 shares held in a trust for Mr. Thomas Prisby's spouse.

(11) Includes 78,000 shares subject to stock options which are exercisable within 60 days of March 8, 2002, 48,000 shares held in the Recognition Plan allocated to Mr. Stephens, 8,284 shares allocated to him pursuant to the ESOP, 22,636 shares held in the Bank's 401(k) profit sharing plan and 14,980 shares owned by Mr. Stephens' spouse and daughter.

(12) Includes 19,000 shares subject to stock options which are exercisable within 60 days of March 8, 2002, 10,500 shares held in the Recognition Plan allocated to Mr. Stur, 6,227 shares allocated to him pursuant to the ESOP, 14,420 shares held in the Bank's 401(k) profit sharing plan, 100 shares owned by his son and 5,000 shares owned jointly with Mr. Stur's spouse.

(13) Includes 20,000 shares subject to stock options which are exercisable within 60 days of March 8, 2002, 15,000 shares held in the Recognition Plan allocated to Ms. Dobrinich, 5,370 shares allocated to her pursuant to the ESOP and 14,074 shares held in the Bank's 401(k) profit sharing plan.

(14) Includes 260,400 shares held by the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 36,779 shares allocated to executive officers pursuant to the ESOP and 402,400 shares which may be acquired by directors and officers upon the exercise of stock options which are currently or shall first become exercisable within 60 days of March 8, 2002.

                                         (Footnotes continued on following page)

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee has recommended and the Board of Directors of the Company has appointed Ernst & Young, LLP independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending December 31, 2002 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Audit Committee has considered, in determining whether to appoint Ernst & Young LLP as the Company's auditors, whether the provision of services, other than auditing services, by Ernst & Young LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditor performed other tax and audit-related services for the Company in fiscal 2001. These other services included completing corporate tax returns, and reviewing and advising the Company regarding its internal control and auditing programs for the Company. The Audit Committee believes that Ernst & Young LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

     The aggregate amount of fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for fiscal 2001 and for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year was $137,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     The Company did not engage or pay any fees to Ernst & Young LLP with respect to the provision of financial information systems design and implementation services during fiscal 2001.

AUDIT-RELATED AND OTHER FEES

     Ernst & Young LLP billed $44,666 for its audit-related services, which related to the audit of the Company's employee benefit plans and reviewing and advising the Company regarding its internal control and internal audit programs. The aggregate of fees billed by Ernst & Young LLP for all other services rendered to us during fiscal 2001 was $100,462 all of which were paid in fiscal 2001. These services consisted primarily of preparing state and local income tax returns and other tax-related services.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2003, must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, Attention: Monica F. Sullivan, Corporate Secretary, no later than November 28, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws. Any such proposal must also be received no later than November 28, 2002.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 REQUIRED TO BE FILED UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE COMPANY, 707 RIDGE ROAD, MUNSTER, INDIANA 46321,
ATTENTION: MONICA SULLIVAN, CORPORATE SECRETARY. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                          By Order of the Board of Directors

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary
March 28, 2002

REVOCABLE                                                              REVOCABLE
PROXY                          CFS BANCORP, INC.                           PROXY


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2002 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of CFS Bancorp, Inc. ("Company") or any successors thereto, as proxies with full power of substitution, to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on March 8, 2002 at the Annual Meeting of Stockholders to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 30, 2002 at 10:00 a.m. Central Time and at any adjournment thereof.

     This Proxy will be voted as directed, but if the proxy card is returned and properly signed and no instructions are specified, this Proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR ratification of the Company's independent auditors, and otherwise at the discretion of the proxy holders. If you do not return this card, your shares will not be voted.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

          (Continued, and to be dated and signed, on the reverse side)
--------------------------------------------------------------------------------
                          /\  FOLD AND DETACH HERE  /\

                               CFS BANCORP, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   [X]

[                                                                              ]

                                                          FOR  WITHHOLD  FOR ALL
                                                          ALL     ALL     EXCEPT

1. Election of Directors for three year terms expiring    [ ]     [ ]      [ ]
   in 2005 or until their successors are elected and qualified:

Nominees: Sally A. Abbott, Gregory W. Blaine, and
Thomas J. Burns
INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of such nominee(s) in the space provided below.


---------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF THE NOMINEES LISTED ABOVE.


2. PROPOSAL to ratify the appointment of Ernst & Young
   LLP as independent auditors of the Company for the     FOR   AGAINST  ABSTAIN
   year ending December 31, 2002.                         [ ]     [ ]      [ ]

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge receipt of notice of the Annual Meeting of Stockholders of CFS Bancorp, Inc. called for April 30, 2002 and the accompanying Proxy Statement and other materials prior to the signing of this Proxy.

Date:                                                                   , 2002
     -------------------------------------------------------------------

Signature(s)
            ------------------------------------------------------------------

Signature(s)
            ------------------------------------------------------------------

Please sign this Proxy exactly as your name appears on your stock certificate. When shares of the Company are held by joint tenants, both tenants should sign. When signing this Proxy as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If the shares are owned by a corporation, please sign the Proxy in full corporate name, by the President or other authorized officer. If a partnership or other entity owns the shares, please sign in the partnership or other name, as an authorized person.


--------------------------------------------------------------------------------
                          /\  FOLD AND DETACH HERE  /\













                            YOUR VOTE IS IMPORTANT.
           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.